                               POWER OF ATTORNEY

        Know all by these presents,  that the undersigned hereby constitutes and appoints each of Kristen Laguerre and Frank Castellucci,  signing  individually, the undersigned's true and lawful attorneys-in fact and agents to:

                (1)  execute for and on behalf of the  undersigned,  an officer, director or holder of 10% of more of a registered class of securities of
        Horizon  Pharma,  Inc. (the  "Company"),  Forms 3, 4 and 5 in accordance with Section  16(a) of the  Securities  Exchange Act of 1934, as amended
        (the "Exchange Act") and the rules thereunder;

                (2) do and  perform  any and all acts for and on  behalf  of the undersigned  that may be  necessary or desirable to complete and execute such Form 3, 4 or 5,  complete and execute any  amendment or  amendments thereto, and timely file such forms or amendments with the United States
        Securities  and Exchange  Commission  and any stock  exchange or similar authority; and

                (3) take any other action of any nature whatsoever in connection with the foregoing which, in the opinion of such  attorney-in-fact,  may be of benefit,  in the best  interest  of, or legally  required  by, the undersigned,  it being  understood  that the documents  executed by such attorney-in-fact on behalf of the undersigned  pursuant to this Power of
        Attorney  shall  be in such  form  and  shall  contain  such  terms  and
        conditions    as   such    attorney-in-fact    may   approve   in   such
        attorney-in-fact's discretion.

        The undersigned hereby grants to each such  attorney-in-fact  full power and  authority  to do and  perform  any  and  every  act  and  thing  whatsoever requisite,  necessary, or proper to be done in the exercise of any of the rights and  powers  herein  granted,  as  fully  to all  intents  and  purposes  as the undersigned  might  or  could  do if  personally  present,  with  full  power of substitution  or  revocation,  hereby  ratifying  and  confirming  all that such attorney-in-fact,  or such attorney-in-fact's  substitute or substitutes,  shall lawfully  do or cause to be done by virtue  of this  power of  attorney  and the rights  and  powers  herein  granted.  The  undersigned  acknowledges  that  the foregoing  attorneys-in-fact,  in serving in such capacity at the request of the undersigned,  are  not  assuming,  nor  is  the  Company  assuming,  any  of the undersigned's responsibilities to comply with Section 16 of the Exchange Act.

        This Power of Attorney  shall  remain in full force and effect until the earliest to occur of (a) the  undersigned is no longer required to file Forms 3,
4 and 5 with  respect  to the  undersigned's  holdings  of and  transactions  in securities issued by the Company,  (b) revocation by the undersigned in a signed
writing  delivered  to  the  foregoing   attorneys-in-fact  or  (c)  as  to  any
attorney-in-fact  individually,  until such attorney-in-fact  shall no longer be employed by the Company.

        IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 26th day of July, 2011.

                                        /s/ Jean-Francois Formela
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                                        JEAN-FRANCOIS FORMELA